Goehring & Rozencwajg Resources Fund - Schedule of Investments

As of August 31, 2024 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (95.0%)
ENERGY (37.3%)
Oil & Gas Producers (24.5%)
Antero Resources Corp.(a)	471,300	$12,720,387
Birchcliff Energy, Ltd.	3,148,941	13,762,670
Chesapeake Energy Corp.	61,647	4,592,085
Civitas Resources, Inc.	107,943	6,620,144
Comstock Resources, Inc.	406,500	4,321,095
Diamondback Energy, Inc.	39,169	7,642,264
EQT Corp.	336,560	11,278,126
Matador Resources Co.	161,008	9,132,374
Range Resources Corp.	808,054	24,144,653
		94,213,798
Oil & Gas Services & Equipment (12.8%)
Borr Drilling, Ltd.	555,109	3,369,512
CES Energy Solutions Corp.	194,636	1,155,410
Diamond Offshore Drilling, Inc.(a)	504,960	7,241,126
Noble Corp. PLC	100,564	3,836,517
NOV, Inc.	102,005	1,812,629
Oceaneering International, Inc.(a)	264,086	7,127,681
Schlumberger NV	102,967	4,529,518
Seadrill, Ltd.(a)	271,652	11,713,633
Tidewater, Inc.(a)	3,914	347,172
Transocean Ltd.(a)	469,444	2,225,165
Valaris, Ltd.(a)	94,435	5,766,201
		49,124,564
MATERIALS (57.7%)
Agricultural Chemicals (3.8%)
Corteva, Inc.	49,936	2,861,333
Mosaic Co.	242,518	6,928,739
Nutrien Ltd.	102,897	4,982,273
		14,772,345
Base Metal (16.7%)
Amerigo Resources Ltd.	1,546,018	1,881,401
Cameco Corp.	411,230	16,794,632
ERO Copper Corp.(a)	200,317	4,118,862
Excelsior Mining Corp.(a)	641,182	71,367
First Quantum Minerals Ltd.	163,837	2,063,083
Freeport-McMoRan, Inc.	127,627	5,651,324
GMK Norilskiy Nickel PAO(a)(c)	5	–
Hudbay Minerals, Inc.	442,082	3,608,431
Ivanhoe Mines Ltd. - Class A(a)	673,094	8,975,252
Lundin Mining Corp.	283,932	2,945,401
Mako Mining Corp.(a)	286,571	650,694
NAC Kazatomprom JSC	326,904	11,981,031
NexGen Energy, Ltd.(a)	812,692	4,900,533
Trilogy Metals, Inc.(a)	682,401	377,241
		64,019,252
Chemicals (0.7%)
Intrepid Potash, Inc.(a)	112,390	2,773,785

Metals & Mining (34.8%)
Alamos Gold, Inc.	687,461	13,254,248
Alpha Metallurgical Resources, Inc.	48,127	11,509,572
Arch Coal, Inc. - Class A	37,847	5,163,466

Security Description	Shares	Value
Metals & Mining (continued)
Artemis Gold, Inc.(a)	826,990	$7,511,118
Asante Gold Corp.(a)	1,922,270	1,811,511
Bellevue Gold, Ltd.(a)	2,122,109	1,816,985
Brixton Metals Corp.(a)	6,954,700	516,061
Caledonia Mining Corp. PLC	140,778	1,827,298
Calibre Mining Corp.(a)(b)	1,802,068	3,048,800
Centrus Energy Corp.(a)	118,520	4,693,392
CONSOL Energy, Inc.	134,978	13,805,550
Denison Mines Corp.(a)	2,052,000	3,426,840
Encore Energy Corp.(a)	617,000	2,245,880
Energy Fuels, Inc.(a)	638,300	3,127,670
Equinox Gold Corp.(a)	875,268	4,994,480
Erdene Resource Development Corp.(a)(b)	4,392,800	1,515,714
Foran Mining Corp.(a)	2,958,036	8,779,835
G Mining Ventures Corp.(a)	472,905	3,007,306
GMK Norilskiy Nickel PAO(c)	285,500	–
GoGold Resources, Inc.(a)	2,089,295	1,844,886
Greenheart Gold, Inc.(a)	316,635	84,583
Guardian Metal Resources PLC(a)(b)	3,194,256	1,489,232
Ivanhoe Electric, Inc.(a)	961,676	6,789,433
K92 Mining, Inc.(a)	275,200	1,507,050
Loncor Gold, Inc.(a)	4,890,200	1,306,327
Los Andes Copper, Ltd.(a)	101,103	711,956
Minera Alamos, Inc.(a)	2,958,309	537,815
Montage Gold Corp.(a)	1,697,010	2,005,964
Mountain Province Diamonds, Inc.(a)	317,715	37,721
Novagold Resources, Inc.(a)	199,690	848,683
Orezone Gold Corp.(a)	5,561,711	3,095,227
Orla Mining, Ltd.(a)	746,050	3,144,410
Pan American Silver Corp.	156,230	3,157,408
Skeena Resources, Ltd.(a)	864,642	6,646,897
Trilogy Metals, Inc.(a)	18,700	10,098
Triple Flag Precious Metals Corp.	53,412	877,088
United Co. RUSAL International PJSC(a)(c)	1,326,798	–
Uranium Energy Corp.(a)	974,522	5,096,750
Ur-Energy, Inc.(a)	1,743,400	2,039,778
		133,287,032
Precious Metal Mining (1.7%)
Endeavour Mining PLC	316,690	6,676,187

TOTAL COMMON STOCKS
(Cost $304,526,762)		364,866,963

MUTUAL FUND (4.6%)
MATERIALS (4.6%)
Base Metal (4.6%)
Sprott Physical Uranium Trust(a)	962,935	17,620,285

TOTAL MUTUAL FUND
(Cost $12,312,811)		17,620,285

Security Description	Shares	Value
WARRANTS (0.0%)
ENERGY (0.0%)
Oil & Gas Services & Equipment (0.0%)(d)
Diamond Offshore Drilling, Inc., Expires 12/31/2049, Strike Price $0.00	4,732	$95
MATERIALS (0.0%)
Metals & Mining (0.0%)(d)
Brixton Metals Corp. Warrants, Expires 11/21/2025, Strike Price $0.23(b)	2,395,500	–
Erdene Resource Development Co Warrants, Expires 12/31/2024, Strike Price $0.40(b)	1,500,000	72,348
Guardian Metal Resources Warrants EXP 08/28/2026, Expires 08/28/2026, Strike Price $0.00(b)	1,597,128	–
Loncor Gold Restricted Warrants, Expires 05/05/2025, Strike Price $0.60(b)	2,000,000	–
Loncor Gold Warrants, Expires 12/31/2049, Strike Price $0.00(b)	900,000	–
		72,348
TOTAL WARRANTS
(Cost $431,663)		72,443

Security Description	Shares	Value
SHORT TERM INVESTMENTS (0.4%)
Dreyfus Treasury Securities Cash Management, Institutional Class (7 day yield 5.144%)	1,499,085	1,499,085

TOTAL SHORT TERM INVESTMENTS
(Cost $1,499,085)		1,499,085

TOTAL INVESTMENTS - (100.0%)
(Cost $318,770,321)		384,058,776

Assets in Excess of Other Liabilities - (0.0%)		28,799

NET ASSETS - (100.0%)		$384,087,575

(a)	Non-income producing security.
(b)	Securities were originally issued pursuant to Rule 144 or Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2024, the aggregate market value of those securities was $6,126,094, which represents approximately 1.59% of net assets.
(c)	Level 3 security in accordance with fair value hierarchy.
(d)	Less than 0.05%

COUNTRY COMPOSITION
(As of August 31, 2024)
United States	47.4%
Canada	42.4%
Great Britain	5.2%
Kazakhstan	3.1%
Bermuda	0.9%
South Africa	0.5%
Australia	0.5%
Russia	–%
–%
Total	100.0%

Percentages are based upon common stocks, rights, warrants, corporate bonds, private securities and short term investments as a percentage of net assets.

See Notes to Quarterly Schedule of Investments.

Goehring & Rozencwajg Resources Fund

Notes to Quarterly Schedule of Investments August 31, 2024 (Unaudited)

1. ORGANIZATION

The Goehring & Rozencwajg Resources Fund (the “Fund”) is a no-load investment portfolio of Goehring & Rozencwajg Investment Funds (the “Trust”), an open-end series management investment company organized as a Massachusetts business trust on July 14, 2016, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 30, 2016. The Fund is a diversified investment company with an investment objective which seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund currently offers Retail Class Shares and Institutional Class Shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structures. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval. The Fund’s Investment Adviser is Goehring & Rozencwajg Associates, LLC (the “Adviser”).

The Fund will concentrate its investments in the securities of natural resources companies and other investments which provide economic exposure to natural resources or natural resources companies. When a Fund concentrates its investments in a particular sector or in particular industries, financial, economic, business, and other developments affecting issuers in that sector or in those industries will have a greater effect on that Fund than if it had not concentrated its assets in that sector or in those industries. The Fund’s concentration in natural resources investments exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. By investing primarily in natural resources investments, the Fund runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, or if there is no closing price or official closing price, the last sale price. If there have been no sales on that day, the securities are valued at the mean of the current bid and ask price. U.S. and non U.S. government and corporate debt securities are typically traded in the over-the-counter market internationally, and are generally valued using prices supplied by a pricing vendor approved by the Board of Trustees based on the mid-point of quotes from multiple dealers and other factors deemed relevant by the pricing vendor. In the case of other securities not traded on an exchange, or if closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Fund’s Board of Trustees using a variety of pricing techniques and methodologies. U.S. government and agency securities are valued by a third-party pricing vendor at the mean between the closing bid and asked prices. Other than with respect to the debt securities discussed above, the market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board of Trustees, which may use, instead of quotes from dealers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Derivatives are valued using market quotations, a price supplied by a pricing service or counterparty, or using the fair value procedures discussed below, depending on the type of derivative and the availability of market quotations. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in the underlying funds are based on the underlying fund’s net asset value. Available cash is generally invested into a money market fund by the Fund’s custodian, and is valued at the latest net asset value per share as reported to the Fund’s administrator.

When the price quotations described above are not available, or when the Adviser believes that they are unreliable, the Fund’s assets may be priced using fair value procedures approved by the Board of Trustees. Because the Fund invests in investments that may be thinly traded or for which the price quotations described above may not be readily available or may be unreliable – such as securities of small capitalization companies, securities of issuers located in emerging markets, high yield securities and derivatives – the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid – such as equity securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of August 31, 2024:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$364,866,963	$–	$–	$364,866,963
Warrants	95	72,348	–	72,443
Mutual Fund	17,620,285	–	–	17,620,285
Short Term Investments	1,499,085	–	–	1,499,085
Total	$383,986,428	$72,348	$–	$384,058,776

*	See Schedule of Investments for industry classification.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex- dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.